================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         Lancaster Colony Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          LANCASTER COLONY CORPORATION



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held November 15, 1999

              The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 15, 1999, in the Governor C, D and E Meeting Rooms of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

              The meeting will be held for the following purposes:

              1. To elect three directors for a term which expires in 2002.

              2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

              By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 17, 1999 will be entitled to notice of and to vote at the meeting.

              If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.




October 13, 1999
                                                     JOHN B. GERLACH, JR.
                                                     Chairman of the Board,
                                                     Chief Executive Officer
                                                     and President

                          LANCASTER COLONY CORPORATION
                   37 WEST BROAD STREET, COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 15, 1999, in the Governor C, D and E Meeting Rooms of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

     The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

     The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

     The Board of Directors has fixed the close of business on September 17, 1999 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment thereof. At that date the Corporation had outstanding and entitled to vote 40,217,379 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, with respect to all matters to be considered, abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Annual Meeting. Except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting receiving the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 13, 1999.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of nine members and is divided into three classes. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal. Thus, the Board of Directors of the Corporation currently consists of three classes of three members each.

     The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of September 1, 1999, are listed below. As of September 1, 1999, the Corporation had outstanding and entitled to vote 40,307,106 shares of Common Stock.


                                            NOMINEES FOR TERM TO EXPIRE IN 2002

        NAME; OFFICE WITH CORPORATION;                             DIRECTOR           SHARES OWNED AT          PERCENT OF
             PRINCIPAL OCCUPATION                   AGE              SINCE           SEPTEMBER 1, 1999            CLASS
---------------------------------------------------------------------------------------------------------------------------

Robert L. Fox;                                      50               1991               1,059,934                   2.63%
     Investment Executive for
     Advest, Inc. (stock brokerage
     firm) since 1978(2)(3)

John B. Gerlach, Jr.;                               45               1985               7,619,442                  18.90%
     Chairman of the Board,
     Chief Executive Officer
     and President(1)(2)(3)(4)(5)(7)



                                        NOMINEES FOR TERM TO EXPIRE IN 2002 (CONT.)

        NAME; OFFICE WITH CORPORATION;                             DIRECTOR           SHARES OWNED AT          PERCENT OF
             PRINCIPAL OCCUPATION                   AGE              SINCE           SEPTEMBER 1, 1999            CLASS
---------------------------------------------------------------------------------------------------------------------------

Edward H. Jennings;                                 62               1990                     799                     *
     President Emeritus and
     Professor of Finance at
     The Ohio State University;
     formerly President of The
     Ohio State University from
     1981 to 1990(6)
---------------------------------------

     *  Less than 1%

     (1)See footnote 1 under "Continuing Directors" which explanation applies to Mr. Gerlach, Jr.

     (2)See footnote 2 under "Continuing Directors" which explanation applies to Messrs. Fox and Gerlach, Jr.

     (3)Mr. Gerlach, Jr., a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations.
        Gerlach Foundation, Inc. holds 450,232 shares and Fox Foundation, Inc. holds 74,569 shares. These shares are included in the above table.  Gerlach Foundation, Inc. and Fox Foundation, Inc. together control an additional
        620,122 shares held by Lehrs, Inc.  The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach, Jr. and Mr. Fox.  The trustees each disclaim beneficial ownership of any of these shares in footnote 2 under "Continuing Directors."

     (4)Mr. Gerlach, Jr. by virtue of his stock ownership and positions with the Corporation may be deemed a "control person" of the Corporation.

     (5)Mr. Gerlach, Jr. is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust.
        This trust presently holds 5,633,178 shares of Common Stock of the Corporation which were distributed from the Estate of John B. Gerlach, Deceased.  These shares are included in the total number of shares held by Mr. Gerlach, Jr.
        in the above table.  Mr. Gerlach, Jr. has disclaimed beneficial ownership of these shares in footnote 2 under
        "Continuing Directors."

     (6)Mr. Jennings is also a director of Borden Chemicals & Plastic Ltd. Partnership.

     (7)Mr. Gerlach, Jr. is also a director of Huntington Bancshares Incorporated.

     All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.


                                                   CONTINUING DIRECTORS

     NAME; OFFICE WITH CORPORATION;                              DIRECTOR      TERM         SHARES OWNED AT     PERCENT OF
          PRINCIPAL OCCUPATION                          AGE        SINCE      EXPIRES      SEPTEMBER 1, 1999       CLASS
---------------------------------------------------------------------------------------------------------------------------
Kerrii B. Anderson;                                     42         1997        2000                1,250             *
     Senior Vice President, Chief
     Financial Officer and Director
     of M/I Schottenstein Homes, Inc.
     (homebuilders)
John L. Boylan;                                         44         1998        2001               16,249             *
     Treasurer, Vice President
     and Chief Financial Officer(1)(4)

Morris S. Halpern; Retired;                             69         1963        2000              114,864             *
     formerly Vice President
     of the Corporation(3)

Robert S. Hamilton;                                     71         1985        2000               13,223             *
     Vice Chairman and Director
     of Liqui-Box Corporation
     (plastic packaging manufacturer)(2)

                                               CONTINUING DIRECTORS (CONT.)

     NAME; OFFICE WITH CORPORATION;                              DIRECTOR      TERM         SHARES OWNED AT     PERCENT OF
          PRINCIPAL OCCUPATION                          AGE        SINCE      EXPIRES      SEPTEMBER 1, 1999       CLASS
---------------------------------------------------------------------------------------------------------------------------
Henry M. O'Neill, Jr.;                                  64         1976        2001               19,651             *
     Chairman, Chief Executive Officer
     of AGT International, Inc. (voice
     response systems) since 1988;
     Chairman of the Board of Evergreen
     Quality Catering (mobile caterer)
     since 1987

Zuheir Sofia;                                           55         1998        2001                4,039             *
     Chairman of Sofia & Company, Inc.
     (investment-banking firm); previously
     President, Chief Operating Officer,
     Treasurer and Director of Huntington
     Bancshares Incorporated from 1986 to 1998

All Directors and Executive Officers                                                           8,354,239          20.71%
as a group (11 Persons)(1)(4)
---------------------------------------

     *  Less than 1%

     (1)Includes shares held by the Employee Stock Ownership Plan (the "ESOP") and the 401(k) Profit Sharing Plan and Trust allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

     (2)Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated: Mr. Fox, 821,057; Mr. John B. Gerlach, Jr., 7,105,961; and Mr. Hamilton, 4,024.

     (3)Mr. Halpern served as an officer of the Corporation until June 1992. The Corporation and Mr. Halpern have entered into a formal consulting agreement discussed under "Compensation of Directors."

     (4)Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: John L. Boylan - 9,756 shares, and all Directors and Executive Officers as a group - 38,732 shares.

     The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and O'Neill and Ms. Anderson. Mr. Hamilton serves as Chairman of the Audit Committee. The Audit Committee is charged with the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries, so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee held two meetings during the fiscal year ended June 30, 1999 ("fiscal 1999").

     The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill as its members. Mr. Jennings serves as Chairman of the Compensation Committee. The powers and duties of the Compensation Committee are to consider and formulate recommendations to the Board of Directors with respect to all aspects of compensation to be paid to the executive officers of the Corporation, to undertake such evaluations and make such reports as are required by the applicable rules of the Securities and Exchange Commission and to perform and exercise such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee held two meetings during fiscal 1999.

     The Board of Directors does not have a nominating committee.

     In addition to the committee meetings previously mentioned, the Board of Directors held a total of four meetings during fiscal 1999. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 1999.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Shares under Section 16 (a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 1999, except Larry G. Noble, Vice President, was late with respect to two transactions affecting two Form 4s.

                            COMPENSATION OF DIRECTORS

     Except as noted below, directors who are not employees of the Corporation or any of its subsidiaries received during fiscal 1999 an annual retainer fee of $14,000 plus $1,000 for each meeting attended. Directors who also serve on the Audit Committee and/or Compensation Committee received $1,000 for each such committee meeting attended.

     The Corporation has a consulting agreement with Mr. Halpern pursuant to which Mr. Halpern agrees to perform advisory and consulting services for an annual fee of $50,000 per year. Mr. Halpern's compensation as director is also included in this annual fee.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:


                                        NATURE OF
        NAME AND                       BENEFICIAL                            AMOUNT                           PERCENT OF
         ADDRESS                        OWNERSHIP                             OWNED                            OWNERSHIP
---------------------------------------------------------------------------------------------------------------------------

John B. Gerlach, Jr.                   Direct and                           7,619,442(1)(2)                        18.90%
Lancaster Colony Corporation            Indirect
37 West Broad Street
Columbus, Ohio  43215

Dareth A. Gerlach                      Direct and                           6,323,472(2)                           15.69%
c/o Lancaster Colony Corporation        Indirect
37 West Broad Street
Columbus, Ohio  43215

Pioneering Management Corporation        Direct                             4,042,448(3)                           10.03%
60 State Street
Boston, Massachusetts  02109
-----------------------------

     (1)See footnotes 1, 2, 3 and 4 under "Nominees for Term to Expire in 2002," which explanations apply to Mr. Gerlach, Jr.

     (2)Includes 5,633,178 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mrs. Gerlach is special trustee and has sole voting power with respect to the shares. See footnote 5 under "Nominees for Term to Expire in 2002."

     (3)Based on holdings reported on Schedule 13G as of December 31, 1998.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the three other most highly compensated executive officers of the Corporation whose compensation during fiscal 1999 is required to be reported:

                                                                                       LONG-TERM
                                                       ANNUAL COMPENSATION (1)        COMPENSATION
        NAME AND                          FISCAL       -----------------------        ------------            ALL OTHER
   PRINCIPAL POSITION                      YEAR        SALARY           BONUS          OPTIONS(#)          COMPENSATION(2)
---------------------------------------------------------------------------------------------------------------------------
John B. Gerlach, Jr.;                      1999       $650,000                                                  $2,627
     Chairman of the                       1998        590,000                                                   2,360
     Board, Chief Executive                1997        453,333                                                   2,722
     Officer and President

Larry G. Noble;                            1999       $245,600       $381,890             15,000                $1,544
     Vice President(3)                     1998        243,267        318,240                                    1,380
                                           1997        237,600        244,800             22,500                 2,722

John L. Boylan;                            1999       $220,000        $65,000             12,500                $2,880
     Treasurer, Vice President             1998        200,000         40,000                                      800
     and Chief Financial Officer           1997        152,500         30,000             15,000                 2,722

Bruce L. Rosa;                             1999       $220,000       $167,006             12,500                $3,614
     Vice President of Development(4)

     (1)The named executive officers received certain perquisites in 1999, 1998 and 1997, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

     (2)Approximate amounts contributed or to be contributed on behalf of such executive officer to the Employee Stock Ownership Plan (in 1997) and the 401(k) Profit Sharing Plan and Trust (in 1998 and 1999).

     (3)Bonus amounts listed as paid to Mr. Noble are discretionarily determined and relate to the preceding fiscal year. The bonus relating to fiscal 1999 has not yet been determined but is currently expected to at least equal that paid in fiscal 1999 for fiscal 1998.

     (4)Mr. Rosa was appointed an executive officer of the Corporation on July 1, 1998.

                             GRANTS OF STOCK OPTIONS

     The following table sets forth information concerning individual grants of stock options made during the 1999 fiscal year to each of the executive officers named in the Summary Compensation Table. The Corporation has never granted stock appreciation rights.


                                  OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                          PERCENT OF                                    POTENTIAL REALIZABLE VALUES AT
                                         TOTAL OPTIONS                                      ASSUMED ANNUAL RATES OF
                                          GRANTED TO                                       STOCK PRICE APPRECIATION
                           OPTIONS       EMPLOYEES IN       EXERCISE       EXPIRATION         FOR OPTION TERM(2)
      NAME              GRANTED(#)(1)     FISCAL YEAR      PRICE($/SH)        DATE            5%              10%
---------------------------------------------------------------------------------------------------------------------------

Larry G. Noble             15,000            5.1%            $27.125        01/31/04       $112,000        $248,000
John L. Boylan             12,500            4.3%            $27.125        01/31/05       $115,000        $262,000
Bruce L. Rosa              12,500            4.3%            $27.125        01/31/05       $115,000        $262,000

     (1)Options were granted with an exercise price equal to the market price at the grant date pursuant to the Corporation's 1995 Key Employee Stock Option Plan. Such options become exercisable in partial amounts through January 1, 2005.
     (2)The amounts reflected in this table are based upon certain assumed rates of appreciation as specified by the Securities and Exchange Commission. Actual realized values, if any, on exercise of the option will be dependent on the actual appreciation in the price of the Common Stock of the Corporation over the term of the option. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

                       STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to stock options exercised during fiscal 1999 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 1999 by such executive officers:


                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUES
                                                                                          VALUES OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                    UNDERLYING                               FISCAL YEAR-END(#)          FISCAL YEAR-END($)(1)(2)
                     OPTIONS            VALUE          ----------------------------    ----------------------------
      NAME          EXERCISED(#)    REALIZED($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------

Larry G. Noble                                            20,858         30,005          $212,777        $435,301
John L. Boylan                                             9,756         17,744          $ 36,585        $111,853
Bruce L. Rosa                                              8,118         19,382          $ 30,443        $117,996

     (1)All values are shown pretax and are rounded to the nearest whole dollar.
     (2)Based on the 1999 fiscal year-end closing price of $34.50 per share.

                               SEVERANCE AGREEMENT

     Messrs. Boylan and Rosa are parties to agreements entitling them to severance benefits equal to (i) full salary paid through the date of their termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid to Messrs. Boylan and Rosa during the three-year period prior to their respective dates of termination, or
(b) twice their annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of their termination, in the event that within a period of one year after a "change of control" (as defined in the agreements) their employment is terminated by the Corporation (other than for cause) or by Messrs. Boylan or Rosa (if there has been any material adverse change in the terms of their employment).

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") consists entirely of outside, non-employee directors. The compensation of executive officers of the Corporation, other than the chief executive officer ("CEO"), is established annually by the CEO in consultation with the Committee. In establishing the compensation of executive officers, various factors are considered including the scope of responsibilities, the quality of the executive officer's performance in discharging those responsibilities, and in certain cases, the financial performance of the Corporation or of a particular division of the Corporation under that executive officer's supervision. The determination of the compensation of executive officers is essentially subjective and dependent upon the recommendation of the CEO, and no specific weight is given to any of the foregoing factors.

     The compensation of the CEO was established by the Committee based on its evaluation of his performance toward the achievement of the Corporation's financial, strategic and other goals. In determining the CEO's compensation, the Committee considered the CEO's hands-on oversight of all of the Corporation's operations, his attention to detail, his major role in business development and customer relations, the business and financial results attained under his management, the skill exhibited by him in the development of, direction given to, and restructuring of management responsibility at, the operating segments of the Corporation as well as competitive chief executive officer pay information. The determination of the CEO's compensation was subjective, with no specific weight given to any particular factor.

              Edward H. Jennings, Chairman
              Robert L. Fox
              Robert S. Hamilton
              Henry M. O'Neill, Jr.


                                PERFORMANCE GRAPH

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN OF LANCASTER COLONY CORPORATION, THE S&P MANUFACTURING (DIVERSIFIED) INDEX
                         AND THE S&P MIDCAP 400 INDEX

     The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1994 in each of the Corporation's Common Stock, the S&P Manufacturing (Diversified) Index and the S&P Midcap 400 Index.


                                        CUMULATIVE TOTAL RETURN (DOLLARS)
                                      ------------------------------------
                                      6/94   6/95  6/96  6/97  6/98  6/99

LANCASTER COLONY CORPORATION          100    102   109    144   171   159
S&P MIDCAP 400                        100    122   149    183   233   263
S&P MANUFACTURING (DIVERSIFIED)       100    132   169    250   270   358

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as independent certified public accountants of the Corporation during the fiscal year ended June 30, 1999. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be in the proxy statement for the 2000 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 15, 2000. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before August 29, 2000, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2000 Annual Meeting of Shareholders.

                                  OTHER MATTERS

     As of the date of this statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.

                                              By Order of the Board of Directors

     October 13, 1999

                                              JOHN B. GERLACH, JR.
                                              Chairman of the Board,
                                              Chief Executive Officer
                                              and President

                          LANCASTER COLONY CORPORATION

        PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 15, 1999

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Kerrii B. Anderson, Robert S. Hamilton and Henry M. O'Neill, Jr., or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 15, 1999, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)

--------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          LANCASTER COLONY CORPORATION

                               NOVEMBER 15, 1999


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


  /X/  PLEASE MARK YOUR VOTES
       AS IN THIS EXAMPLE

  If no contrary specification is made, this proxy will be voted FOR proposal 1.

  1. Election of   FOR     WITHHELD            NOMINEES: For Term expiring 2002:
     Directors     /  /     /  /                         Robert L. Fox
                                                         John B. Gerlach, Jr.
  For, except vote withheld from the                     Edward H. Jennings
  following nominee(s):

  ----------------------------------

  2. The transaction of all other matters as may properly come before the meeting.

  (Continued from other side)

  SIGNATURE(S)_____________________________________________DATE___________, 1999

  SIGNATURE(S)_____________________________________________DATE___________, 1999
  NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please date, sign and mail this proxy in the enclosed envelope. No postage is required for mailing in the United States.